Exhibit 99.1

For release: May 7, 2025

Global Indemnity Group, LLC Reports First Quarter 2025 Results

Wilmington, Del., (May 7, 2025) – Global Indemnity Group, LLC (NYSE:GBLI) (the “Company”) today reported a net loss available to common shareholders of $4.1 million or ($0.30) per share for the three months ended March 31, 2025 which includes net loss attributed to California Wildfire events in January 2025 (“California Wildfires”) of $12.2 million after tax.

Highlights of Consolidated Results for the Three Months Ended March 31, 2025

•
Excluding California Wildfires, net income available to common shareholders was $8.1 million or $0.58 per share in 2025.

•
Net investment income increased 2% to $14.8 million in 2025 as compared to the same period in 2024. Book yield on the fixed maturities portfolio increased to 4.5% at March 31, 2025 from 4.3% at March 31, 2024.

•
Annualized investment return was 5.4% for 2025.
•
Gross written premiums, increased 6% to $98.7 million in 2025; Excluding terminated products, gross written premiums increased 16% to $98.4 million in 2025 compared to $85.0 million in 2024.
o
InsurTech grew 20% to $15.0 million in 2025 compared with $12.5 million in 2024 from organic agency growth, new agency appointments and new products.
o
Wholesale Commercial grew 6% to $64.9 million compared to $61.1 million in 2024; excluding audit premiums, policy year premiums are higher by 14% in 2025.
o
Assumed Reinsurance increased 275% to $10.9 million in 2025 compared to $2.9 million in 2024 due to new treaties incepting during 2024 and 2025.
•
Current accident year underwriting loss of $10.3 million for 2025 compared to $5.3 million of underwriting income for the same period in 2024. Excluding California Wildfires, the current accident year underwriting income would have been in line with 2024 at $5.3 million in 2025.
•
Current accident year combined ratio was 111.5% in 2025 compared to 94.9% in 2024. Excluding California Wildfires, the current accident year combined ratio would have been 94.8% in 2025 compared to 94.9% for the same period in 2024.
•
Net losses and loss adjustment expenses related to prior accident years were less than $0.1 million in 2025 and 2024.
•
Shareholders' equity was $687.1 million at March 31, 2025 compared to $689.1 million at December 31, 2024.
•
Book value per common share is $47.85 at March 31, 2025 compared to $49.98 at December 31, 2024.

Selected Consolidated Operating and Balance Sheet Information

(Dollars in millions, except per share data)

	For the Three Months Ended March 31,
	2025	2024

Select Operating Data:
Gross written premiums	$98.7	$93.5
Investment income	$14.8	$14.5
Annualized investment return	5.4%	5.4%
Underwriting income (loss)	$(10.5)	$5.3
Underwriting income (loss), current accident year	$(10.3)	$5.3
Underwriting income (loss), current accident year, excluding California Wildfires	$5.3	$5.3
Corporate expenses	$9.5	$6.4
Operating income (loss)	$(4.1)	$10.7
Operating income (loss) excluding California Wildfires	$8.1	$10.7
Net income (loss) available to common shareholders	$(4.1)	$11.3
Net income (loss) available to common shareholders excluding California Wildfires	$8.1	$11.3

Per Share Data:
Net income (loss) available to common shareholders per share	$(0.30)	$0.82
Net income (loss) available to common shareholders per share excluding California Wildfires	$0.58	$0.82
Operating income (loss) per share	$(0.30)	$0.77
Operating income (loss) per share excluding California Wildfires	$0.57	$0.77

Combined ratio analysis:
Loss ratio	71.5%	55.3%
Expense ratio	40.2%	39.6%
Combined ratio	111.7%	94.9%
Combined ratio, current accident year	111.5%	94.9%
Combined ratio, current accident year excluding California Wildfires	94.8%	94.9%

	As of March 31, 2025	As of December 31, 2024
Select Balance Sheet Data:
Cash and invested assets, net	$1,431.8	$1,440.7
Total assets	$1,713.6	$1,731.3
Shareholders’ equity	$687.1	$689.1

Book value per share	$47.85	$49.98
Book value per share plus cumulative dividends and
excluding AOCI	$56.08	$58.14
Shares Outstanding (in millions)	14.3	13.7

Changes in Common Shareholders' Equity and Book Value per Share

(Dollars and shares in millions, except per share data)

	Common Shareholders' Equity	Common Shares	Book Value Per Share
Balance at December 31, 2024	$685.1	13.7	$49.98
Net loss	(4.0)	—	(0.30)
Fair value of fixed maturities	3.6	—	0.26
Stock compensation / share issuance (1)	3.5	0.6	(1.74)
Dividends	(5.1)	—	(0.35)
Balance at March 31, 2025	$683.1	14.3	$47.85

(1) includes 550,000 class A common shares designated as class A-2 common shares issued on March 6, 2025 for services performed in connection with the Company’s internal corporate reorganization.

Segment Data for the Three Months Ended March 31, 2025 and 2024

As previously reported, the Company executed an extensive internal business reorganization that marked a significant milestone, positioning the Company for growth and enhanced operational efficiency, increased statutory capital, and more efficient capital management resulting from de-stacking of the insurance companies.

As a result of this reorganization, the Company’s reportable segments are now structured under two holding companies:

•
Penn-America Underwriters, LLC consists of (i) three agencies: Penn-America Insurance Services, LLC, J.H. Ferguson, LLC, which includes the Vacant Express division, and Collectibles Insurance Services, LLC that source, underwrite, and service policies and (ii) two strategic insurance product and service businesses: Liberty Insurance Adjustment Agency, Inc. a claims adjustment and claims service business and Kaleidoscope Insurance Technologies, Inc., a proprietary insurance software and services provider.
•
Belmont Holdings GX, Inc. includes five state-regulated insurance carriers: Penn-Patriot Insurance Company, Diamond State Insurance Company, Penn-Star Insurance Company, Penn-America Insurance Company, and United National Insurance Company, each of which are rated “A” (Excellent) by AM Best.

The appointment of Praveen Reddy as President and Chief Executive Officer of Penn-America Underwriters, LLC, marks the beginning of the Company’s investment in Penn-America Underwriters to further develop the capabilities of its current agencies and service companies.

In the first quarter of 2025, the Company realigned the composition of its reportable segments to reflect changes in how the Company now manages its operations. As a result of these changes, the Company has three reportable segments:

•
Agency and Insurance Services consists of (i) three agencies: Penn-America Insurance Services, LLC, J.H. Ferguson, LLC, which includes the Vacant Express division, and Collectibles Insurance Services, LLC that source, underwrite, and service policies and (ii) two strategic insurance product and service businesses: Liberty Insurance Adjustment Agency, Inc. a claims adjustment and claims service business and Kaleidoscope Insurance Technologies, Inc., a proprietary insurance software and services provider.
•
Belmont Insurance Companies - Core (“Belmont Core”), previously known as the Penn-America segment, consists of insurance company operations for ongoing direct insurance products and assumed reinsurance products, which are offered in the excess and surplus lines marketplace.
•
Belmont Insurance Companies - Non-Core (“Belmont Non-Core”), previously known as the Non-Core Operations segment, consists of insurance company operations for lines of business that have been de-emphasized or are no longer being written. The primary activities of Belmont Non-Core are servicing the run-off of polices/treaties, adjusting claims and estimating loss reserves on de-emphasized and terminated business.

Segment Income for the Three Months Ended March 31,

	Agency and Insurance Services		Belmont Core		Belmont Non-Core		Eliminations		Consolidated
(Dollars in millions)	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024

Revenues:
Net earned premiums	$—	$—	$92.3	$89.1	$1.0	$7.5	$—	$—	$93.3	$96.6
Commissions and fee income	14.4	—	—	0.3	—	0.1	(14.0)	—	0.4	0.4
Total revenues	$14.4	$—	$92.3	$89.4	$1.0	$7.6	$(14.0)	$—	$93.7	$97.0

Losses and expenses
Loss and loss adjustment expenses	$—	$—	$66.5	$48.9	$0.5	$4.5	$(0.3)	$—	$66.7	$53.4
Underwriting expenses	12.6	—	37.4	34.9	1.2	3.4	(13.7)	—	37.5	38.3
Total losses and expenses	$12.6	$—	$103.9	$83.8	$1.7	$7.9	$(14.0)	$—	$104.2	$91.7

Underwriting income (loss)	$1.8	$—	$(11.6)	$5.6	$(0.7)	$(0.3)	$—	$—	$(10.5)	$5.3
Underwriting income (loss) excluding California Wildfires	$1.8	$—	$4.0	$5.6	$(0.7)	$(0.3)	$—	$—	$5.1	$5.3

Segment Data for the Three Months Ended March 31, 2025 and 2024

(Dollars in thousands)

Segment Written Premiums

	For the Three Months Ended March 31,
	Belmont Core		Belmont Non-Core		Total
	2025	2024	2025	2024	2025	2024
Direct written premiums	$87,467	$91,132	$87	$92	$87,554	$91,224
Assumed written premiums	10,922	2,916	199	(652)	11,121	2,264
Gross written premiums	$98,389	$94,048	$286	$(560)	$98,675	$93,488
Net written premiums	$95,634	$92,596	$230	$(511)	$95,864	$92,085

Direct Written Premium Produced by Agency and Insurance Services Segment

	For the Three Months Ended March 31,
	2025	2024	% Change
Wholesale Commercial	$64,884	61,056	6.3%
InsurTech	15,020	12,508	20.1%
Direct written premiums excluding specialty products	79,904	73,564	8.6%
Specialty Products	7,563	17,568	(57.0%)
Total direct written premiums	$87,467	$91,132	(4.0%)

Assumed Written Premium Produced by Belmont Segments

	For the Three Months Ended March 31,
	2025	2024	% Change
Belmont Core	$10,922	$2,916	274.6%
Belmont Non-Core	199	(652)	130.5%
Total assumed written premiums	$11,121	$2,264	391.2%

Global Indemnity Group, LLC

Consolidated Statements of Operations

(Unaudited)

(Dollars and shares in thousands, except per share data)

	For the Three Months Ended March 31,
	2025	2024
Gross written premiums	$98,675	$93,488
Net written premiums	$95,864	$92,085

Net earned premiums	$93,316	$96,579
Net investment income	14,782	14,520
Net realized investment gains	136	847
Other income	417	345
Total revenues	108,651	112,291

Net losses and loss adjustment expenses	66,738	53,384
Acquisition costs and other underwriting expenses	37,507	38,269
Corporate expenses	9,500	6,373
Income (loss) before income taxes	(5,094)	14,265
Income tax expense (benefit)	(1,105)	2,899
Net income (loss)	(3,989)	11,366
Less: preferred stock distributions	110	110
Net income (loss) available to common shareholders	$(4,099)	$11,256

Per share data:
Net income (loss) available to common shareholders (1)
Basic	$(0.30)	$0.83
Diluted	$(0.30)	$0.82
Weighted-average number of shares outstanding
Basic	13,867	13,579
Diluted	13,867	13,687

Cash distributions declared per common share	$0.35	$0.35

Combined ratio analysis:
Loss ratio	71.5%	55.3%
Expense ratio	40.2%	39.6%
Combined ratio	111.7%	94.9%

(1)
For the quarter ended March 31, 2025, “weighted average shares outstanding - basic” was used to calculate “diluted earnings per share” due to a net loss for the period.

GLOBAL INDEMNITY GROUP, LLC

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	(Unaudited) March 31, 2025	December 31, 2024
ASSETS
Fixed maturities:
Available for sale, at fair value (amortized cost: $1,323,666 and $1,394,639; net of allowance for expected credit losses of $0 at March 31, 2025 and December 31, 2024)	$1,315,399	$1,381,908
Equity securities, at fair value	12,408	12,284
Other invested assets	23,915	29,413
Total investments	1,351,722	1,423,605

Cash and cash equivalents	81,146	17,009
Premium receivables, net of allowance for expected credit losses of
$3,475 at March 31, 2025 and $3,530 at December 31, 2024	67,844	75,088
Reinsurance receivables, net of allowance for expected credit losses
of $8,992 at March 31, 2025 and December 31, 2024	69,542	66,855
Funds held by ceding insurers	24,920	30,026
Deferred income taxes	22,899	22,459
Deferred acquisition costs	41,689	41,136
Intangible assets	14,015	14,103
Goodwill	4,820	4,820
Prepaid reinsurance premiums	3,436	3,320
Receivable for securities	—	52
Income tax receivable	605	825
Lease right of use assets	9,102	9,295
Other assets	21,866	22,660
Total assets	$1,713,606	$1,731,253

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unpaid losses and loss adjustment expenses	$794,848	$800,391
Unearned premiums	186,076	183,411
Reinsurance balances payable	2,786	8,181
Payable for securities purchased	1,098	—
Contingent commissions	3,386	6,826
Lease liabilities	9,860	10,371
Other liabilities	28,501	32,924
Total liabilities	$1,026,555	$1,042,104

Shareholders’ equity:
Series A cumulative fixed rate preferred shares, $1,000 par value;
100,000,000 shares authorized, shares issued and outstanding:
4,000 and 4,000 shares, respectively, liquidation preference:
$1,000 per share and $1,000 per share, respectively	4,000	4,000
Common shares: no par value; 900,000,000 common shares authorized;
class A common shares issued: 11,768,844 and 11,202,355, respectively (inclusive of class A common shares designated as class A-2 common shares of 550,000 and 0, respectively);
class A common shares outstanding: 10,481,076 and 9,914,587, respectively (inclusive of class A common shares designated as class A-2 common shares of 550,000 and 0, respectively);
class B common shares issued and outstanding: 3,793,612 and 3,793,612, respectively	—	—
Additional paid-in capital (1)	463,072	459,578
Accumulated other comprehensive income (loss), net of tax	(6,913)	(10,410)
Retained earnings (1)	259,584	268,673
Class A common shares in treasury, at cost: 1,287,768 and 1,287,768 shares, respectively	(32,692)	(32,692)
Total shareholders’ equity	687,051	689,149

Total liabilities and shareholders’ equity	$1,713,606	$1,731,253

(1)
Since the Company’s initial public offering in 2003, the Company has returned $634 million to shareholders, including $522 million in share repurchases and $112 million in dividends/distributions.

GLOBAL INDEMNITY GROUP, LLC

SELECTED INVESTMENT DATA

(Dollars in millions)

	Market Value as of
	(Unaudited) March 31, 2025	December 31, 2024

Fixed maturities	$1,315.4	$1,381.9
Cash and cash equivalents	81.1	17.0
Total fixed maturities and cash and cash equivalents	1,396.5	1,398.9
Equities and other invested assets	36.4	41.7
Total cash and invested assets, gross	1,432.9	1,440.6
Receivable/(payable) for securities sold/(purchased)	(1.1)	0.1
Total cash and invested assets, net	$1,431.8	$1,440.7

	Total Pre-Tax Investment Return
	For the Three Months Ended March 31, (Unaudited)
	2025	2024

Net investment income	$14.8	$14.5

Net realized investment gains	0.1	0.8
Net unrealized investment gains	4.4	3.6
Net realized and unrealized investment return	4.5	4.4

Total investment return	$19.3	$18.9

Average total cash and invested assets	$1,436.2	$1,403.9

Total annualized investment return %	5.4%	5.4%

SUMMARY OF OPERATING INCOME (LOSS)

(Dollars and shares in thousands, except per share data)

	For the Three Months Ended March 31, (Unaudited)
	2025	2024

Operating income (loss), net of tax (1)	$(4,095)	$10,692

Net realized investment gains, net of tax	106	674
Net income (loss)	$(3,989)	$11,366

Weighted average shares outstanding – diluted	13,867	13,687

Operating income (loss) per share – diluted (2)	$(0.30)	$0.77

(1)
Operating income (loss), net of tax, excludes preferred shareholder distributions of $0.1 million for each of the three months ended March 31, 2025 and 2024.
(2)
The operating income (loss) per share calculation is net of preferred shareholder distributions of $0.1 million for each of the three months ended March 31, 2025 and 2024.

Note Regarding Operating Income (Loss)

Operating income (loss), a non-GAAP financial measure, is equal to net income (loss) excluding after-tax net realized investment gains and other unique charges not related to operations. Operating income (loss) is not a substitute for net income (loss) determined in accordance with GAAP, and investors should not place undue reliance on this measure.

Reconciliation of non-GAAP financial measures and ratios

The tables below reconcile the non-GAAP financial measures or ratios, which excludes the impact of prior accident year adjustments and the California Wildfires, to its most directly comparable GAAP measure or ratio. The Company believes the non-GAAP financial measures or ratios are useful to investors when evaluating the Company's underwriting performance as trends in the Company's segments may be obscured by prior accident year adjustments and the California Wildfires. These non-GAAP financial measures or ratios should not be considered as a substitute for its most directly comparable GAAP measure or ratio and do not reflect the overall underwriting profitability of the Company.

	For the Three Months Ended March 31,
(Dollars in thousands)	2025	2024

Consolidated current accident year underwriting income excluding California Wildfires
Underwriting income (loss) (1)	$(10,512)	$5,271
Effect of prior accident year	184	1
Current accident year underwriting income (loss)	(10,328)	5,272
California Wildfires net losses and loss adjustment expenses	15,600	—
Current accident year underwriting income excluding California Wildfires (2)	$5,272	$5,272

Belmont Core underwriting income excluding California Wildfires
Underwriting income (loss) (1)	$(11,582)	$5,635
California Wildfires net losses and loss adjustment expenses	15,600	—
Underwriting income excluding California Wildfires (2)	$4,018	$5,635

Consolidated underwriting income excluding California Wildfires
Underwriting income (loss) (1)	$(10,512)	$5,271
California Wildfires net losses and loss adjustment expenses	15,600	—
Underwriting income excluding California Wildfires (2)	$5,088	$5,271

Net income available to common shareholders excluding California Wildfires
Net income (loss) available to common shareholders (1)	$(4,099)	$11,256
California Wildfires net losses and loss adjustment expenses (net of tax) (3)	12,216	—
Net income available to common shareholders excluding California Wildfires (2)	$8,117	$11,256

Operating income excluding California Wildfires
Operating income (loss) (4)	$(4,095)	$10,692
California Wildfires net losses and loss adjustment expenses (net of tax) (3)	12,216	—
Operating income (loss) excluding California Wildfires (2)	$8,121	$10,692

Current accident year combined ratio excluding California Wildfires
Combined ratio (1)	111.7%	94.9%
Effect of prior accident year	(0.2%)	—
Current accident year combined ratio	111.5%	94.9%
Impact of California Wildfires	(16.7%)	—
Current accident year combined ratio excluding California Wildfires (2)	94.8%	94.9%

(1) Most directly comparable GAAP measure / ratio

(2) Non-GAAP financial measure / ratio

(3) Represents net losses and loss adjustment expenses of $15.6 million less tax benefit of $3.4 million which was calculated using the estimated annual effective tax rate of 21.7%.

(4) See previous table for reconciliation of operating income (loss) to net income (loss) which is the most directly comparable GAAP measure.

About Global Indemnity Group, LLC and its subsidiaries

Global Indemnity Group, LLC (NYSE:GBLI) is a publicly listed holding company for property and casualty insurance-related businesses.

Global Indemnity holds controlling interests in:

•
Penn-America Underwriters, LLC consists of (i) three agencies: Penn-America Insurance Services, LLC, J.H. Ferguson, LLC, which includes the Vacant Express division, and Collectibles Insurance Services, LLC that source, underwrite, and service policies and (ii) two strategic insurance product and service businesses: Liberty Insurance Adjustment Agency, Inc. a claims adjustment and claims service business and Kaleidoscope Insurance Technologies, Inc., a proprietary insurance software and services provider.
•
Belmont Holdings GX, Inc. includes five state-regulated insurance carriers: Penn-Patriot Insurance Company, Diamond State Insurance Company, Penn-Star Insurance Company, Penn-America Insurance Company, and United National Insurance Company, each of which are rated “A” (Excellent) by AM Best.
•
Belmont Asset Management (“BAM”), works with property & casualty insurance companies to enhance investment portfolio performance.

For more information, visit the Company’s website at www.gbli.com.

Forward-Looking Information

The forward-looking statements contained in this press release1 do not address a number of risks and uncertainties. Investors are cautioned that Global Indemnity’s actual results may be materially different from the estimates expressed in, or implied, or projected by, the forward looking statements. These statements are based on estimates and information available to us at the time of this press release. All forward-looking statements in this press release are based on information available to Global Indemnity as of the date hereof. Please see Global Indemnity’s filings with the Securities and Exchange Commission for a discussion of risks and uncertainties which could impact the Company and for a more detailed explication regarding forward-looking statements. Global Indemnity does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

[1] Disseminated pursuant to the "safe harbor" provisions of Section 21E of the Security Exchange Act of 1934.

Contact:	Brian J. Riley
Chief Financial Officer
(610) 660-6817
briley@gbli.com